UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2005

ALLIANCE FIBER OPTIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-31857	77-0554122
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

275 Gibraltar Drive, Sunnyvale, California 94089
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (408) 736-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As reported in an amended current report on Form 8-K/A filed on April 13, 2005, the Audit Committee of the Board of Directors of Alliance Fiber Optic Products, Inc. (the “Company”) dismissed Price PricewaterhouseCoopers LLP and appointed Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm on April 7, 2005. Proxies related to the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm have been solicited by the Board of Directors in connection with the Company’s 2005 Annual Meeting of Stockholders. As PricewaterhouseCoopers is no longer acting as the Company’s independent registered public accounting firm, the Company has determined to remove that proposal from the agenda for the 2005 Annual Meeting.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: April 18, 2005

ALLIANCE FIBER OPTIC PRODUCTS, INC.

By /s/ Anita K. Ho
Name: Anita K. Ho
Title: Acting Chief Financial Officer